                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               October 12, 1999
                               ----------------
               Date of Report (Date of earliest event reported)



                           Factory Card Outlet Corp.
                           -------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                         21859           36-3652087
--------------------------------------------------------------------------
          (State or other jurisdiction    (Commission   (IRS Employer
               of incorporation)          File Number)  Identification No.)



                  2727 Diehl Road, Naperville, Illinois  60563
                  --------------------------------------------
            (address of principal executive offices)     (Zip Code)


                                 (630) 579-2000
                                 --------------
                        (Registrant's telephone number)

Item 5.    Other Events.

     On October 12, 1999, Factory Card Outlet Corp. (the "Registrant") announced the resignation of its Chairman, President and Chief Executive Officer, Stewart
M. Kasen; the appointment of Robert C. Blattberg to Chairman; the appointment of William E. Freeman to President and Chief Executive Officer; and the promotion of Gary Rada to the position of Executive Vice President and General Merchandise Manager, effective October 11, 1999.

     A copy of the Registrant's press release, dated October 12, 1999, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit No.    Description
----------     -----------

99.1           Press Release of Factory Card Outlet Corp. issued
               October 12, 1999.

                                   SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FACTORY CARD OUTLET CORP.



                                       /s/ William E. Freeman
                                       -----------------------------------------
                                           William E. Freeman
Dated:  October 12, 1999                   President and Chief Executive Officer

                                 EXHIBIT INDEX



Exhibit No.      Description
----------       -----------

99.1             Press Release of Factory Card Outlet Corp. issued
                 October 12, 1999